                                                                     Exhibit 4.3
                                                                     -----------

                                [Face of Note]

CUSIP NO. _________           MAYTAG CORPORATION       PRINCIPAL AMOUNT: $______

REGISTERED NO. FL __       MEDIUM-TERM NOTE, SERIES D

              Due from Nine Months to 30 Years from Date of Issue

          If this Note is a Book-Entry Note, the registered owner of this Note (as indicated below) is The Depository Trust Company (the "Depositary") or a nominee of the Depositary, and the following legend is applicable: Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co., or to such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

          The following summary of terms is subject to the information set forth on the reverse hereof:

ORIGINAL ISSUE :
STATED MATURITY:
SPECIFIED CURRENCY:                         [_]  United States Dollars
                                            [_]  Other: _____________       CALCULATION AGENT:
EXCHANGE RATE AGENT:
AUTHORIZED DENOMINATIONS
(If other than $1,000 and integral
multiples of $1,000 in excess thereof):
FORM:                                       [_]  BOOK-ENTRY                 AMORTIZING NOTE:               [_]  Yes   [_] No
                                            [_]  CERTIFICATED
PAYING AGENT (If other than the Trustee):                                   OPTIONAL REDEMPTION:           [_]  Yes   [_] No

INTEREST RATE BASIS:                                                        INITIAL REDEMPTION DATE:
INDEX MATURITY:                                                             INITIAL REDEMPTION
                                                                            PERCENTAGE:
INTEREST PAYMENT DATES:                                                     ANNUAL PERCENTAGE
                                                                            REDEMPTION REDUCTION:
REGULAR RECORD DATES:
                                                                            REDEMPTION PRICE:
INITIAL INTEREST RATE:
                                                                            OPTION TO ELECT REPAYMENT:     [_]  Yes   [_] No
MAXIMUM INTEREST RATE:
                                                                            OPTIONAL REPAYMENT DATE(S):
MINIMUM INTEREST RATE:
                                                                            OPTIONAL REPAYMENT PRICE(S):
SPREAD:
                                                                            OPTIONAL RESET:                [_]  Yes]  [_] No
SPREAD MULTIPLIER:
                                                                            OPTIONAL RESET DATE(S):
RESET PERIOD:
                                                                            OPTIONAL EXTENSIONS OF
INTEREST RESET DATES:                                                       ORIGINAL MATURITY:             [_]  Yes   [_] No

INTEREST DETERMINATION DATES:                                               EXTENSION PERIOD:

                                                                            NUMBER OF EXTENSION PERIODS:

                                                                            FINAL MATURITY:
OVERDUE RATE:
                                                                            OTHER PROVISIONS:
SINKING FUND:                               [_]  Yes  [_]  No
                                                                            ANNEX ATTACHED (and
                                                                            Incorporated by
                                                                            reference herein):             [_]  Yes  [_]

[CAPTION]

          If this Note was issued with "original issue discount" for purposes of
Section 1273 of the Internal Revenue Code of 1986, as amended, the following shall be completed:

ORIGINAL ISSUE DISCOUNT NOTE:              TOTAL AMOUNT OF OID:           ISSUE PRICE (expressed
                                                                          as a percentage of aggregate principal amount):
[_] yes  [_] No

YIELD TO MATURITY:                         INITIAL  ACCRUAL PERIOD OID:

          MAYTAG CORPORATION , a corporation duly organized and existing under the laws of Delaware (herein called the "Company," which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to__________________________________ or registered assigns, the principal sum specified above on the Stated Maturity shown above, and to pay interest thereon from and including the Original Issue Date shown above or from and including the most recent Interest Payment Date (as hereinafter defined) to which interest has been paid or duly provided for, as the case may be.

          Interest will be paid on the Interest Payment Date or Dates specified above, at the rate per annum determined in accordance with the provisions on the reverse hereof, depending on the Interest Rate Basis, the Spread, if any, and/or the Spread Multiplier, if any, specified above, commencing with the first such Interest Payment Date next succeeding the Original Issue Date shown above (except as provided below) until the principal hereof is paid or made available for payment and on the Stated Maturity, and, if specified above, interest will accrue on any overdue principal and on any overdue installment of interest (to the extent such interest is legally enforceable) at the Overdue Rate per annum specified above. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered in the Security Register at the close of business on the Regular Record Date specified above next preceding such Interest Payment Date. The first payment of interest on any Note originally issued between a Regular Record Date and the next Interest Payment Date will be made on the Interest Payment Date following the next succeeding Regular Record Date to the Holder on such next succeeding Regular Record Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof is to be given to Holders of Notes not less than 10 calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

          If this Note is a Book-Entry Note as specified above, while this Note is represented by one or more Book-Entry Notes registered in the name of the Depositary or its nominee, the Company will cause payments of principal of, premium, if any, and interest on such Book-Entry Notes to be made to the Depositary or its nominee, as the case may be, by wire transfer to the extent, in the funds and in the manner required by agreements with, or regulations or procedures prescribed from time to time by, the Depositary or its nominee, and otherwise in accordance with such agreements, regulations and procedures. If this Note is a Book-Entry Note as specified above, the following legend is applicable except as specified on the reverse hereof: THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR OF THE DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR.

          If this Note is a certificated Note as specified above, payments of interest and, if this Note is an Amortizing Note as specified above, principal on this Note (other than interest, and if this Note is an Amortizing Note, principal payable at Stated Maturity) will be made by mailing a check to the Holder at the address of the Holder appearing in the Security Register on the applicable Regular Record Date. Notwithstanding the foregoing, at the option of the Company, all payments of interest and, if this is an Amortizing Note, principal on this Note may be made by wire transfer of immediately available funds to an account designated by the Holder at a bank located in the United States.

          The Company will pay any administrative costs imposed by banks in connection with making payments by wire transfer, but not any tax, assessment or governmental charge imposed upon the Holder of this Note. If this Note is a certificated Note as specified above, payment of the principal, premium, if any, and interest payable at Maturity in respect of this Note will be made in immediately available funds upon surrender of this Note accompanied by wire instructions at the Corporate Trust Office of the Trustee in The City of Chicago, Illinois or the Borough of Manhattan, The City of New York, provided that this Note is presented to the Trustee in time for the Trustee to make such payment in such funds in accordance with its normal procedures.

          REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF OR THE ATTACHED ANNEX, IF ANY, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, or its successor as Trustee, or its Authenticating Agent, by manual signature of an authorized signatory, this Note will not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION     MAYTAG CORPORATION
This is one of the Securities of the
series designated therein referred to
in the within-mentioned Indenture.

                                            By: ______________________________
                                            Its:______________________________

THE FIRST NATIONAL BANK OF CHICAGO,
as Trustee                                  Attest:___________________________
                                            Its:   ___________________________

By:____________________________________________
   Authorized Officer

                               [Reverse of Note]

                              MAYTAG CORPORATION

                          MEDIUM-TERM NOTE, SERIES D


          SECTION 1. General. This Note is one of a duly authorized issue of Securities of the Company (herein called the "Notes"), issued and to be issued in one or more series under an Indenture, dated as of June 15, 1987, as supplemented from time to time (herein called the "Indenture"), between the Company and The First National Bank of Chicago, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of the Securities of the series designated on the face hereof. The Notes may bear different dates, mature at different times, bear interest at different rates, be subject to different redemption provisions, if any, may be subject to different sinking funds, purchase or analogous funds, if any, and may otherwise vary, all as provided in the Indenture.

          SECTION 2. Interest Rate Calculations; Payments. The interest rate on this Note will be equal to the interest rate calculated by reference to the Interest Rate Basis specified on the face hereof (i) plus or minus the Spread, if any, (ii) multiplied by the Spread Multiplier, if any, or (iii) plus or minus the Spread, if any and multiplied by the Spread Multiplier, if any. The "Spread" is the number of basis points (one basis point equals one-hundredth of a percentage point) specified on the face hereof as being applicable to this Note, and the "Spread Multiplier" is the percentage specified on the face hereof as being applicable to this Note. Specified on the face hereof is the Interest Rate Basis and the Spread and/or Spread Multiplier, if any, and the maximum or minimum interest rate, if any, applicable to this Note. Specified on the face hereof are particulars as to the Calculation Agent (unless otherwise specified, The First National Bank of Chicago (in such capacity, the "Calculation Agent")), Index Maturity, Original Issue Date, the interest rate in effect for the period from the Original Issue Date to the first Interest Reset Date specified on the face hereof (the "Initial Interest Rate"), Interest Determination Dates, Interest Payment Dates, Regular Record Dates and Interest Reset Dates with respect to this Note.

          Except as provided below, the Interest Payment Dates for the payment of interest and, if this Note is an Amortizing Note, principal on this Note will be (i) if this Note resets daily, weekly or monthly, the third Wednesday of each month or the third Wednesday of March, June, September and December of each year, as specified on the face hereof; (ii) if this Note resets quarterly, the third Wednesday of March, June, September and December of each year, as specified on the face hereof; (iii) if this Note resets semiannually, the third Wednesday of the two months of each year specified on the face hereof; and (iv) if this Note resets annually, the third Wednesday of the one month of each year specified on the face hereof and, in each case, at Maturity. If any Interest Payment Date, other than Maturity, for this Note is not a Business Day for this Note, such Interest Payment Date will be postponed to the next day that is a Business Day for this Note, except that if the Interest Rate Basis specified on the face hereof is LIBOR, if such Business Day is in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding London Business Day. If the Maturity for this Note falls on a day that is not a Business Day, payment of principal, premium, if any, and interest to be made on such day with respect to this Note will be made on the next day that is a Business Day with the same force and effect as if made on the due date, and no additional interest will be payable on the date of payment for the period from and after the due date as a result of such delayed payment.

          The rate of interest on this Note will be reset daily, weekly, monthly, quarterly, semiannually or annually (such period being the "Reset Period" for this Note, and the first day of each Reset Period being an "Interest Reset Date"), as specified on the face hereof. Unless otherwise specified on the face hereof, the Interest Reset Date will be, if this Note resets daily, each Business Day for this Note; if this Note resets weekly (unless the Interest Rate Basis specified on the face hereof is the Treasury Rate), the Wednesday of each week; if this Note resets weekly and the Interest Rate Basis specified on the face hereof is the Treasury Rate, the Tuesday of each week (except as specified below); if this Note resets monthly (unless the Interest Rate Basis specified on the face hereof is the 11th District Cost of Funds Rate), the third Wednesday of each month; if this Note resets monthly and the Interest Rate Basis specified on the face hereof is the 11th District Cost of Funds Rate, the first calendar day of the month; if this Note resets quarterly, the third Wednesday of each March, June, September and December; if this Note resets semiannually, the third Wednesday of the two months of each year specified on the face hereof; and if this Note resets annually, the third Wednesday of the one month of each year specified on the face hereof; provided, however, that the interest rate in effect from the Original Issue Date to but excluding the first Interest Reset Date will be the Initial Interest Rate specified on the face hereof. If the Interest Reset Date is not a Business Day for this Note, the Interest Reset Date will be postponed to the next day that is a Business Day for this Note, except that if the Interest Rate Basis specified on the face hereof is LIBOR, if such Business Day is in the next succeeding calendar month, such Interest Reset Date will be the immediately preceding London Business Day. Each adjusted rate will be applicable on and after the Interest Reset Date to which it relates to but excluding the next succeeding Interest Reset Date or until Maturity.

          The interest rate for each Reset Period will be the rate determined by the Calculation Agent on the Calculation Date (as defined below) pertaining to the Interest Determination Date pertaining to the Interest Reset Date for such Reset Period. Unless otherwise specified on the face hereof, the "Interest Determination Date" pertaining to an Interest Reset Date (a) if the Interest Rate Basis specified on the face hereof is Commercial Paper Rate (the "Commercial Paper Interest Determination Date"), (b) if the Interest Rate Basis specified on the face hereof is CD Rate (the "CD Interest Determination Date'),
(c) if the Interest Rate Basis specified on the face hereof is CMT Rate (the "CMT Interest Determination Date"), (d) if the Interest Rate Basis specified on the face hereof is Federal Funds Rate (the "Federal Funds Interest Determination Date"), or (e) if the Interest Rate Basis specified on the face hereof is Prime Rate (the "Prime Interest Determination Date"), will be the second Business Day prior to such Interest Reset Date as specified on the face hereof. Unless otherwise specified on the face hereof, the Interest Determination Date pertaining to an Interest Reset Date, if the Interest Rate Basis specified on the face hereof is 11th District Cost of Funds Rate (the "11th District Interest Determination Date"), will be the last Business Day of the month immediately preceding such Interest Reset Date on which the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco") publishes the Index (as defined below under "Determination of 11th District Cost of Funds Rate"). Unless otherwise specified on the face hereof, the Interest Determination Date pertaining to an Interest Reset Date, if the Interest Rate Basis specified on the face hereof is LIBOR (the "LIBOR Interest Determination Date"), will be the second London Business Day immediately preceding such Interest Reset Date. Unless otherwise specified on the face hereof, the Interest Determination Date pertaining to an Interest Reset Date, if the Interest Rate Basis specified on the face hereof is Treasury Rate (the "Treasury Interest Determination Date"), will be the day of the week in which such Interest Reset Date falls on which Treasury bills would normally be auctioned. Treasury bills are usually sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is usually held on the following Tuesday, except that such auction may be held on the preceding Friday. If an auction is so held on the preceding Friday, such Friday will be the Treasury Interest Determination Date pertaining to the Reset Period commencing in the next succeeding week. If an auction date falls on any Interest Reset Date for this Note (if the Interest Rate Basis specified on the face hereof is Treasury Rate), then such Interest Reset Date will instead be the first Business Day immediately following such auction date. Unless otherwise specified on the face hereof, the "Calculation Date" pertaining to any Interest Determination Date will be the earlier of (i) the tenth calendar day after the Interest Determination Date or, if such day is not a Business Day, the next day that is a Business Day, or (ii) the Business Day preceding the applicable Interest Payment Date or Maturity, as the case may be.

          "Business Day" means, unless otherwise specified on the face hereof, any Monday, Tuesday, Wednesday, Thursday or Friday that in The City of New York is not a day on which banking institutions are authorized or obligated by law, regulation or executive order to close (a "Regular Weekday"); provided, however, that with respect to Notes denominated in a foreign currency, such Regular Weekday is also not a day on which commercial banks are authorized or obligated by law, regulation or executive order to close in the Principal Financial Center (as defined below) of the country issuing the Specified Currency (or, if the Specified Currency is euro, such Regular Weekday is also a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System is open); provided, further, that with respect to Notes as to which LIBOR is the applicable Interest Rate Basis such Regular Weekday is also a London Business Day (as defined below). "London Business Day" means any day on which dealings in deposits in the Designated LIBOR Currency are transacted in the London interbank market. "Principal Financial Center" means (i) the capital city of the country issuing the Specified Currency or (ii) the capital city of the country to which the Designated LIBOR Currency relates, as applicable, except, in the case of (i) or (ii) above, that with respect to United States dollars and euros, Australian dollars, Canadian dollars, Deutsche marks, Dutch guilders, Portuguese escudos, South African rand and Swiss francs, the "Principal Financial Center" shall be The City of New York, Sydney and (solely in the case of the Specified Currency) Melbourne, Toronto, Frankfurt, Amsterdam, London, Johannesburg and Zurich, respectively.

          "Index Maturity" means the period to maturity of the instrument or obligation on which the interest rate formula is based, as specified on the face hereof.

          Unless otherwise specified on the face hereof, if this Note is an Amortizing Note, payments with respect to this Note will be applied first to interest due and payable hereon and then to the reduction of the unpaid principal amount hereof. If this Note is an Amortizing Note, a table setting forth repayment information in respect to this Note will be provided to the original purchaser hereof and will be available, upon request, to subsequent Holders.

          Unless otherwise specified on the face hereof, payments on this Note with respect to any Interest Payment Date or Maturity will include interest accrued from and including the Original Issue Date, or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, to but excluding such Interest Payment Date or Maturity. Accrued interest is calculated by multiplying the principal amount of this Note by an accrued interest factor. This accrued interest factor is computed by adding the interest factors calculated for each day from and including the Original Issue Date, or from and including the last date to which interest has been paid or duly provided for, to but excluding the date for which accrued interest is being calculated. The interest factor for each such day is computed by dividing the interest rate applicable to such day by 360, if the Interest Rate Basis specified on the face hereof is Commercial Paper Rate, CD Rate, Federal Funds Rate, 11th District Cost of Funds Rate, LIBOR or Prime Rate, or by the actual number of days in the year, if the Interest Rate Basis specified on the face hereof is CMT Rate or Treasury Rate.

          The Calculation Agent will calculate the interest rate on this Note, as provided below. The Calculation Agent will, upon the request of the Holder of this Note, provide the interest rate then in effect and, if then determined, the interest rate which will become effective as a result of a determination made with respect to the most recent Interest Determination Date with respect to this Note. For purposes of calculating the rate of interest payable on this Note, the Company has entered into or will enter into an agreement with the Calculation Agent. The Calculation Agent's determination of any interest rate will be final and binding in the absence of manifest error.

          Notwithstanding the determination of the interest rate as provided below, the interest rate on this Note for any interest period will not be greater than the maximum interest rate, if any, or less than the minimum interest rate, if any, specified on the face hereof. The interest rate on this Note will in no event be higher than the maximum rate permitted by New York or other applicable law, as the same may be modified by United States law of general application.

Determination of Commercial Paper Rate. If the Interest Rate Basis specified on the face hereof is Commercial Paper Rate, the interest rate determined with respect to any Commercial Paper Interest Determination Date will be the Commercial Paper Rate on such Commercial Paper Interest Determination Date plus or minus the Spread, if any, and/or multiplied by the Spread Multiplier, if any, as specified on the face hereof.

          Unless otherwise specified on the face hereof, "Commercial Paper Rate" means, with respect to any Commercial Paper Interest Determination Date, the Money Market Yield (calculated as described below) of the rate on such date for commercial paper having the Index Maturity specified on the face hereof as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates" or any successor publication of the Board of Governors ("H.15(519)") under the heading "Commercial Paper-Nonfinancial." In the event that such rate is not published prior to 9:00 A.M., New York City time, on the Calculation Date pertaining to such Commercial Paper Interest Determination Date, then the Commercial Paper Rate with respect to such Commercial Paper Interest Determination Date will be the Money Market Yield of the rate on such Commercial Paper Interest Determination Date for commercial paper having the Index Maturity specified on the face hereof as published by the Board of Governors of the Federal Reserve System in its daily update of H.15(519), available through the World Wide Web site of the Board of Governors of the Federal Reserve System at http://www.bog.frb.fed.us/releases/h15/update, or any successor site or publication ("H.15 Daily Update") under the caption "Commercial Paper-Nonfinancial." If by 3:00 P.M., New York City time, on such Calculation Date such rate is not published in either H.15(519) or H.15 Daily Update, then the Commercial Paper Rate with respect to such Commercial Paper Interest Determination Date will be calculated by the Calculation Agent and will be the Money Market Yield of the arithmetic mean of the offered rates (quoted on a bank discount basis) as of 11:00 A.M., New York City time, on such Commercial Paper Interest Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper having the Index Maturity specified on the face hereof placed for an industrial issuer whose bond rating is "AA," or the equivalent, from a nationally recognized statistical rating agency; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Commercial Paper Rate with respect to such Commercial Paper Interest Determination Date will be the Commercial Paper Rate in effect on such Commercial Paper Interest Determination Date.

          "Money Market Yield" will be a yield (expressed as a percentage rounded, if necessary, to the nearest one hundred-thousandth of a percent) calculated in accordance with the following formula:


                    Money Market Yield =     D x 360  x 100
                                            __________
                                           360 - (D x M)



where "D" refers to the per annum rate for commercial paper, quoted on a bank discount basis and expressed as a decimal; and "M" refers to the actual number of days in the period for which accrued interest is being calculated.

Determination of CD Rate. If the Interest Rate Basis specified on the face hereof is CD Rate, the interest rate determined with respect to any CD Interest Determination Date will be the CD Rate on such CD Interest Determination Date plus or minus the Spread, if any, and/or multiplied by the Spread Multiplier, if any, as specified on the face hereof.

          Unless otherwise specified on the face hereof, "CD Rate" means, with respect to any CD Interest Determination Date, the rate on such date for negotiable certificates of deposit having the Index Maturity specified on the face hereof as published in H.15(519) under the heading "CDs (Secondary Market)." In the event that such rate is not published prior to 9:00 A.M., New York City time, on the Calculation Date pertaining to such CD Interest Determination Date, then the CD Rate with respect to such CD Interest Determination Date will be the rate on such CD Interest Determination Date for negotiable certificates of deposit having the Index Maturity specified on the face hereof as published in H.15 Daily Update under the heading "CDs (Secondary Market)." If by 3:00 P.M., New York City time, on such Calculation Date such rate is not published in either H.15(519) or H.15 Daily Update, then the CD Rate with respect to such CD Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time, on such CD Interest Determination Date of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money market banks (in the market for negotiable certificates of deposit) with a remaining maturity closest to the Index Maturity specified on the face hereof in a denomination of $5,000,000; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the CD Rate with respect to such CD Interest Determination Date will be the CD Rate in effect on such CD Interest Determination Date.

Determination of CMT Rate. If the Interest Rate Basis specified on the face hereof is CMT Rate, the interest rate determined with respect to any CMT Interest Determination Date will be the CMT Rate on such CMT Interest Determination Date plus or minus the Spread, if any, and/or multiplied by the Spread Multiplier, if any, as specified on the face hereof.

          Unless otherwise specified on the face hereof, "CMT Rate" means, with respect to any CMT Interest Determination Date, the rate displayed on the Designated CMT Telerate Page (as defined below) under the caption ". . . Treasury Constant Maturities . . . Federal Reserve Board Release H.15 . . . Mondays Approximately 3:45 P.M.," under the column for the Designated CMT Maturity Index (as defined below) for (i) if the Designated CMT Telerate Page is 7051, such CMT Interest Determination Date and (ii) if the Designated CMT Telerate Page is 7052, the week, or the month, as specified on the face hereof, ended immediately preceding the week in which the applicable CMT Interest Determination Date occurs. If such rate is no longer displayed on the relevant page, or if not displayed by 3:00 P.M., New York City time, on the Calculation Date pertaining to such CMT Interest Determination Date, then the CMT Rate with respect to such CMT Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index as published in the relevant H.15(519). If such rate is no longer published, or if not published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such CMT Interest Determination Date, then the CMT Rate with respect to such CMT Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index (or other United States Treasury rate for the Designated CMT Maturity Index) for the CMT Interest Determination Date with respect to such Interest Reset Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in the relevant H.15(519). If such information is not provided by 3:00 P.M., New York City time, on the Calculation Date pertaining to such CMT Interest Determination Date, then the CMT Rate with respect to such CMT Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity, based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 P.M., New York City time, on the CMT Interest Determination Date reported, according to their written records, by three leading primary United States government securities dealers (each, a "Reference Dealer") in The City of New York selected by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury Notes") with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year. If the Calculation Agent cannot obtain three such Treasury Note quotations, the CMT Rate with respect to such CMT Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary market offer side prices as of approximately 3:30 P.M., New York City time, on the CMT Interest Determination Date of three Reference Dealers in The City of New York (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for Treasury Notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount of at least $100,000,000. If three or four (and not five) of such Reference Dealers are quoting as described above, then the CMT Rate with respect to such CMT Interest Determination Date will be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of such quotes will be eliminated; provided, however, that if fewer than three Reference Dealers selected by the Calculation Agent are quoting as described herein, the CMT Rate will be the CMT Rate in effect on such CMT Interest Determination Date. If two Treasury Notes with an original maturity as described in the second preceding sentence have remaining terms to maturity equally close to the Designated CMT Maturity Index, the quotes for the Treasury Note with the shorter remaining term to maturity will be used.

          "Designated CMT Telerate Page" means the display on the Dow Jones Telerate Service on the page specified on the face hereof (or any other page as may replace such page on that service for the purpose of displaying Treasury Constant Maturities as published in H.15(519)), for the purpose of displaying Treasury Constant Maturities as published in H.15(519). If no such page is specified on the face hereof, the Designated CMT Telerate Page will be 7052, for the most recent week.

          "Designated CMT Maturity Index" means the original period to maturity of the Treasury Notes (either one, two, three, five, seven, ten, twenty or thirty years) specified on the face hereof with respect to which the CMT Rate will be calculated. If no such maturity is specified on the face hereof, the Designated CMT Maturity Index will be two years.

Determination of Federal Funds Rate. If the Interest Rate Basis specified on the face hereof is Federal Funds Rate, the interest rate determined with respect to any Federal Funds Interest Determination Date will be the Federal Funds Rate on such Federal Funds Interest Determination Date plus or minus the Spread, if any, and/or multiplied by the Spread Multiplier, if any, specified on the face hereof.

          Unless otherwise specified on the face hereof, "Federal Funds Rate" means, with respect to any Federal Funds Interest Determination Date, the rate on such date for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)." In the event that such rate is not published prior to 3:00 P.M., New York City time, on the Calculation Date pertaining to such Federal Funds Interest Determination Date, then the Federal Funds Rate will be the rate on such Federal Funds Interest Determination Date as published in H.15 Daily Update under the heading "Federal Funds/Effective Rate." If by 3:00 P.M., New York City time, on such Calculation Date such rate is not published in either H.15(519) or H.15 Daily Update, then the Federal Funds Rate with respect to such Federal Funds Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean (rounded, if necessary, to the nearest one hundred-thousandth of a percent) of the rates as of 9:00 A.M., New York City time, on such Federal Funds Interest Determination Date for the last transaction in overnight Federal Funds arranged by three leading brokers of Federal Funds transactions in The City of New York selected by the Calculation Agent; provided, however, that if the brokers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate with respect to such Federal Funds Interest Determination Date will be the Federal Funds Rate in effect on such Federal Funds Interest Determination Date.

Determination of 11th District Cost of Funds Rate. If the Interest Rate Basis specified on the face hereof is 11th District Cost of Funds Rate, the interest rate determined with respect to any 11th District Interest Determination Date will be the 11th District Cost of Funds Rate on such 11th District Interest Determination Date plus or minus the Spread, if any, and/or multiplied by the Spread Multiplier, if any, specified on the face hereof.

          Unless otherwise specified on the face hereof, "11th District Cost of Funds Rate" means, with respect to any 11th District Interest Determination Date, the rate equal to the monthly weighted average cost of funds for the calendar month preceding such 11th District Interest Determination Date as set forth under the caption "11th District" on Telerate Page 7058 as of 11:00 A.M., San Francisco time, on such 11th District Interest Determination Date. If such rate does not appear on Telerate Page 7058 on such 11th District Interest Determination Date, the 11th District Cost of Funds Rate for such 11th District Interest Determination Date will be the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced (the "Index") by the FHLB of San Francisco as such cost of funds for the calendar month immediately preceding the date of such announcement. If the FHLB of San Francisco fails to announce such rate for the calendar month immediately preceding such 11th District Interest Determination Date, then the 11th District Cost of Funds Rate with respect to such 11th District Interest Determination Date will be the 11th District Cost of Funds Rate then in effect on such 11th District Interest Determination Date.

Determination of LIBOR. If the Interest Rate Basis specified on the face hereof is LIBOR, the interest rate determined with respect to any LIBOR Interest Determination Date will be LIBOR on such LIBOR Interest Determination Date plus or minus the Spread, if any, and/or multiplied by the Spread Multiplier, if any, specified on the face hereof.

          Unless otherwise specified on the face hereof, LIBOR means, with respect to any LIBOR Interest Determination Date, the rate determined by the Calculation Agent in accordance with the following provisions:

          (i) With respect to any LIBOR Interest Determination Date, LIBOR will be either: (a) if "LIBOR Reuters" is specified on the face hereof, the arithmetic mean of the offered rates (unless the specified Designated LIBOR Page (as defined below) by its terms provides only for a single rate, in which case such single rate will be used) for deposits in the Designated LIBOR Currency (as defined below) having the Index Maturity specified on the face hereof, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, which appear on the Designated LIBOR Page specified on the face hereof as of 11:00 A.M., London time, on that LIBOR Interest Determination Date, if at least two such offered rates appear (unless, as aforesaid, only a single rate is required) on such Designated LIBOR Page, or (b) if "LIBOR Telerate" is specified on the face hereof, the rate for deposits in the Designated LIBOR Currency having the Index Maturity specified on the face hereof, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, which appears on the Designated LIBOR Page specified on the face hereof as of 11:00 A.M., London time, on that LIBOR Interest Determination Date. Notwithstanding the foregoing, if fewer than two offered rates appear on the Designated LIBOR Page with respect to LIBOR Reuters (unless the specified Designated LIBOR Page by its terms provides only for a single rate, in which case such single rate will be used), or if no rate appears on the Designated LIBOR Page with respect to LIBOR Telerate, whichever may be applicable, LIBOR with respect to such LIBOR Interest Determination Date will be determined as if the parties had specified the rate described in clause (ii) below.

          (ii) With respect to any LIBOR Interest Determination Date on which fewer than two offered rates appear on the Designated LIBOR Page with respect to LIBOR Reuters (unless the Designated LIBOR Page by its terms provides only for a single rate, in which case such single rate will be used), or if no rate appears on the Designated LIBOR Page with respect to LIBOR Telerate, as the case may be, the Calculation Agent will request the principal London office of each of four major banks in the London interbank market selected by the Calculation Agent to provide the Calculation Agent with its offered rate quotation for deposits in the Designated LIBOR Currency for the period of the Index Maturity specified on the face hereof, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, to prime banks in the London interbank market as of 11:00 A.M., London time, on such LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in such Designated LIBOR Currency in such market at such time. If at least two such quotations are provided, LIBOR with respect to such LIBOR Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR with respect to such LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted as of 11:00 A.M. in the applicable Principal Financial Center (as defined below), on such LIBOR Interest Determination Date by three major banks in such Principal Financial Center selected by the Calculation Agent for loans in the Designated LIBOR Currency to leading European banks, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date having the Index Maturity specified on the face hereof in a principal amount that is representative for a single transaction in such Designated LIBOR Currency in such market at such time; provided, however, that if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR with respect to such LIBOR Interest Determination Date will be LIBOR in effect on such LIBOR Interest Determination Date.

          "Designated LIBOR Currency" means the currency (including a composite currency), if any, designated on the face hereof as the Designated LIBOR Currency. If no such currency is designated on the face hereof, the Designated LIBOR Currency will be U.S. dollars.

          "Designated LIBOR Page" means either (a) the display on the Reuters Monitor Money Rates Service for the purpose of displaying the London interbank rates of major banks for the applicable Designated LIBOR Currency (if "LIBOR Reuters" is specified on the face hereof), or (b) the display on the Dow Jones Telerate Service for the purpose of displaying the London interbank rates of major banks for the applicable designated LIBOR Currency (if "LIBOR Telerate" is specified on the face hereof). If neither LIBOR Reuters nor LIBOR Telerate is specified on the face hereof, LIBOR for the applicable Designated LIBOR Currency will be determined as if LIBOR Telerate (and, if the U.S. dollar is the Designated LIBOR Currency, page 3750) had been chosen.

          "Principal Financial Center" means, unless otherwise specified on the face hereof, the capital city of the country that issues as its legal tender the Designated LIBOR Currency of this Note, except that with respect to U.S. dollars and ECUs, the Principal Financial Center will be The City of New York and Brussels, respectively.

Determination of Prime Rate. If the Interest Rate Basis specified on the face hereof is Prime Rate, the interest rate determined with respect to any Prime Interest Determination Date will be the Prime Rate on such Prime Interest Determination Date plus or minus the Spread, if any, and/or multiplied by the Spread Multiplier, if any, specified on the face hereof.

          Unless otherwise specified on the face hereof, "Prime Rate" means, with respect to any Prime Interest Determination Date, the rate on such date as published in H.15(519) under the heading "Bank Prime Loan." In the event that such rate is not published prior to 9:00 A.M., New York City time, on the Calculation Date pertaining to such Prime Interest Determination Date, then the Prime Rate with respect to such Prime Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters

Screen USPRIME1 as such bank's prime rate or base lending rate as in effect with respect to such Prime Interest Determination Date. If fewer than four such rates appear on the Reuters Screen USPRIME1 with respect to such Prime Interest Determination Date, the Prime Rate with respect to such Prime Rate Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the prime rates quoted on the basis of the actual number of days in the year divided by 360 as of the close of business on such Prime Interest Determination Date by at least two of the three major money center banks in The City of New York selected by the Calculation Agent. If fewer than two quotations are provided, the Prime Rate with respect to such Prime Interest Determination Date will be determined on the basis of the rates furnished in The City of New York by the appropriate number of substitute banks or trust companies organized and doing business under the laws of the United States, or any state thereof, having total equity capital of at least U.S. $500,000,000 and being subject to supervision or examination by Federal or state authority, selected by the Calculation Agent to provide such rate or rates; provided, however, that if the appropriate number of substitute banks or trust companies selected as aforesaid are not quoting as mentioned in this sentence, the Prime Rate with respect to such Prime Interest Determination Date will be the Prime Rate in effect on such Prime Interest Determination Date. "Reuters Screen USPRIME1" means the display designated as page "USPRIME1" on the Reuters Monitor Money Rate Service (or such other page as may replace the USPRIME1 page on the service for the purpose of displaying the prime rate or base lending rate of major banks).

Determination of Treasury Rate. If the Interest Rate Basis specified on the face hereof is Treasury Rate, the interest rate determined with respect to any Treasury Interest Determination Date will be the Treasury Rate on such Treasury Interest Determination Date plus or minus the Spread, if any, and/or multiplied by the Spread Multiplier, if any, specified on the face hereof.

          Unless otherwise specified on the face hereof, "Treasury Rate" means, with respect to any Treasury Interest Determination Date, the rate for the most recent auction of direct obligations of the United States ("Treasury bills") having the Index Maturity specified on the face hereof as published in H.15(519) under the heading, "Treasury bills -- auction average (investment)" or, if not so published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Treasury Interest Determination Date, the average auction rate on such Treasury Interest Determination Date (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as otherwise announced by the United States Department of the Treasury. In the event that such rate is not available by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Treasury Interest Determination Date, or if no such auction is held in a particular week, then the Treasury Rate with respect to such Treasury Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Treasury Interest Determination Date, of three leading primary U.S. government securities dealers selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the Index Maturity specified on the face hereof; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Treasury Rate with respect to such Treasury Interest Determination Date will be the Treasury Rate in effect on such Treasury Interest Determination Date.

          This Note may be issued with the principal amount payable at Maturity and/or with interest payable hereon on an Interest Payment Date to be determined by reference to the price or prices of specified securities or commodities, securities or commodities exchange indices, the relationship between two or more specified currencies or other factors (each an "Indexed Note"), as shall be indicated above under "Other Provisions." Specific information pertaining to the method for determining the principal amount payable at Maturity or the amount of interest to be paid on an Interest Payment Date with reference to the specified index shall be included above under "Other Provisions."

          The Calculation Agent will calculate the interest rate on this Note in accordance with the foregoing no later than the Calculation Date. The Calculation Agent's determination of any interest rate shall be final and binding in the absence of manifest error.

          All percentages resulting from any calculation with respect to this Note will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point (with five one-millionths of a percentage point being rounded upward) and all amounts used in or resulting from any such calculation with respect to this Note will be rounded, in the case of United States dollars, to the nearest cent or in the case of a foreign currency, to the nearest unit (with one-half cent or unit being rounded upwards).

          The Company is obligated to make payment of principal, premium, if any, and interest in respect of this Note in the Specified Currency (or, if the Specified Currency is not at the time of such payment legal tender for the payment of public and private debts, in such other coin or currency of the country which issued the Specified Currency as at the time of such payment is legal tender for the payment of such debts). If the Specified Currency is other than United States dollars, any such amounts so payable by the Company will be converted by the Exchange Rate Agent specified above into United States dollars for payment to the Holder of this Note; provided, however, that the Holder of
                                        --------  -------
this Note may elect to receive such amounts in such Specified Currency pursuant to the provisions set forth below.

          If the Specified Currency is other than United States dollars and the Holder of this Note shall not have duly made an election to receive all or a specified portion of any payment of principal, premium, if any, and/or interest in respect of this Note in the Specified Currency, any United States dollar amount to be received by the Holder of this Note will be based on the highest bid quotation in The City of New York received by the Exchange Rate Agent at approximately 11:00 A.M., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of whom may be the Exchange Rate Agent) selected by the Exchange Rate Agent and approved by the Company for the purchase by the quoting dealer of the Specified Currency for United States dollars for settlement on such payment date in the aggregate amount of the Specified Currency payable to all Holders of Notes scheduled to receive United States dollar payments and at which the applicable dealer commits to execute a contract. All currency exchange costs will be borne by the Holder of this Note by deductions from such payments. If three such bid quotations are not available, payments on this Note will be made in the Specified Currency.

          If the Specified Currency is other than United States dollars, the Holder of this Note may elect to receive all or a specified portion of any payment of principal, premium, if any, and/or interest in respect of this Note in the Specified Currency by submitting a written request for such payment to the Trustee at its Corporate Trust Office located in The City of Chicago, Illinois or the Borough of Manhattan, The City of New York on or prior to the applicable Record Date or at least 15 calendar days prior to Maturity, as the case may be. Such written request may be mailed or hand delivered or sent by cable, telex or other form of facsimile transmission. The Holder of this Note may elect to receive all or a specified portion of all future payments in the Specified Currency in respect of such principal, premium, if any, and/or interest and need not file a separate election for each payment. Such election will remain in effect until revoked by written notice to the Trustee, but written notice of any such revocation must be received by the Trustee on or prior to the applicable Record Date or at least 15 calendar days prior to Maturity, as the case may be.

          If the Specified Currency is other than United States dollars and if the Specified Currency is not available due to the imposition of exchange controls or other circumstances beyond the control of the Company, the Company will be entitled to satisfy its obligations to the Holder of this Note by making such payment in United States dollars on the basis of the Market Exchange Rate (as defined below) on the second Business Day prior to such payment date or, if such Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate or as otherwise specified on the face hereof. The "Market Exchange Rate" for the Specified Currency means the noon dollar buying rate in The City of New York for cable transfers for the Specified Currency as certified for customs purposes by (or if not so certified, as otherwise determined by) the Federal Reserve Bank of New York. Any payment made under such circumstances in United States dollars will not constitute an Event of Default (as defined in the Indenture).

          All determinations referred to above made by the Company or its agent (including the Exchange Rate Agent) shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on the Holder of this Note.

          SECTION 3.  Redemption.  This Note will be redeemable at the option of
                      ----------
the Company prior to the Stated Maturity only if an Initial Redemption Date is specified on the face hereof. If so specified, this Note will be subject to redemption at the option of the Company on any date on and after such Initial Redemption Date in whole or from time to time in part in increments of $1,000 or the minimum denomination, if any, specified on the face hereof (provided that any remaining principal amount hereof shall be at least $1,000 or such minimum denomination), at the Redemption Price specified on the face hereof, plus accrued and unpaid interest to but excluding the date of redemption, but payments due with respect to this Note prior to the date of redemption will be payable to the Holder of this Note of record at the close of business on the relevant Regular Record Date specified on the face hereof, all as provided in the Indenture. The Company may exercise such option by causing the Trustee to mail a notice of such redemption, at least 30 but not more than 60 calendar days prior to the date of redemption, in accordance with the provisions of the Indenture. In the event of redemption of this Note in part only, this Note will be canceled and a new Note or Notes representing the unredeemed portion hereof will be issued in the name of the Holder hereof.

          SECTION 4.  Repayment.  If so specified on the face hereof, this Note
                      ---------
will be repayable, in whole or in part, prior to Stated Maturity at the option of the Holder on the Optional Repayment Date or Dates specified on the face hereof at the Optional Repayment Price or Prices specified on the face hereof, plus accrued and unpaid interest to but excluding the date of repayment. In order for this Note to be repaid prior to Stated Maturity, the Paying Agent must receive at least 30 but not more than 45 calendar days prior to an Optional Repayment Date (i) this Note with the form below entitled "Option to Elect Repayment" duly completed or (ii) a telegram, telex, facsimile transmission or letter (first class, postage prepaid) from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States setting forth the name of the Holder of this Note, the principal amount of this Note, the principal amount of this Note to be repaid, the certificate number or a description of the tenor and terms of this Note, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Note with the form below entitled "Option to Elect Repayment" duly completed will be received by the Paying Agent not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter. If the procedure described in clause (ii) of the preceding sentence is followed, this Note with such form duly completed must be received by the Paying Agent by such fifth Business Day. Exercise of the repayment option by the Holder of this Note will be irrevocable, except that a Holder who has tendered this Note for repayment may revoke such tender for repayment by written notice to the Paying Agent received prior to 5:00 P.M., New York City time, on the tenth calendar day prior to the Optional Repayment Date. The repayment option may be exercised by the Holder of this Note for less than the entire principal amount of this Note provided that the principal amount of this Note remaining outstanding after such repayment is an authorized denomination. Upon such partial repayment this Note will be canceled and a new Note or Notes for the remaining principal amount hereof will be issued in the name of the Holder hereof.

          If this Note is a Book-Entry Note as specified on the face hereof, while this Note is represented by one or more Book-Entry Notes registered in the name of the Depositary or its nominee, the option for repayment may be exercised by a participant that has an account with the Depositary, on behalf of the beneficial owner of this Note, by delivering a written notice substantially similar to the form below entitled "Option to Elect Repayment" duly completed to the Trustee at its Corporate Trust Office (or such other address of which the Company will from time to time notify the Holders), at least 30 but not more than 60 calendar days prior to an Optional Repayment Date. A notice of election from a participant on behalf of the beneficial owner of this Note to exercise the option to have this Note repaid must be received by the Trustee prior to 5:00 P.M., New York City time, on the last day for giving such notice. In order to ensure that a notice is received by the Trustee on a particular day, the beneficial owner of this Note must so direct the applicable participant before such participant's deadline for accepting instructions for that day. Different firms may have different deadlines for accepting instructions from their customers. Accordingly, the beneficial owner of this Note should consult the participant through which such beneficial owner owns its interest herein for the deadline for such participant. All notices shall be executed by a duly authorized officer of such participant (with signatures guaranteed) and will be irrevocable. In addition, the beneficial owner of this Note shall effect delivery at the time such notice of election is given to the Depositary by causing the applicable participant to transfer such beneficial owner's interest in this Note, on the Depositary's records, to the Trustee.

          SECTION 5.  Optional Interest Reset.  If so specified on the face
                      -----------------------
hereof, the interest rate specified on the face hereof may be reset by the Company on the Optional Reset Date or Dates specified on the face hereof. The Company may exercise such option by notifying the Trustee of such exercise at least 50 but not more than 60 calendar days prior to an Optional Reset Date. If the Company so notifies the Trustee of such exercise, not later than 40 calendar days prior to such Optional Reset Date, the Trustee will send by telegram, telex, facsimile transmission, hand delivery or letter (first class, postage prepaid) to the Holder of this Note a notice (the "Reset Notice") indicating (i) that the Company has elected to reset the interest rate, (ii) such new interest rate and (iii) the provisions, if any, for redemption during the period from such Optional Reset Date, to the Stated Maturity of this Note (each such period a "Subsequent Interest Period"), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during such Subsequent Interest Period.

          Notwithstanding the foregoing, not later than 20 calendar days prior to an Optional Reset Date, the Company may, at its option, revoke the interest rate provided for in the Reset Notice and establish a higher interest rate for the Subsequent Interest Period commencing on such Optional Reset Date by causing the Trustee to send by telegram, telex, facsimile transmission, hand delivery or letter (first class, postage prepaid) notice of such higher interest rate to the Holder of this Note. Such notice will be irrevocable. All Notes with respect to which the interest rate is reset on an Optional Reset Date to a higher interest rate will bear such higher interest rate, whether or not tendered for repayment as provided in the next paragraph.

          If the Company elects prior to an Optional Reset Date to reset the interest rate of this Note, the Holder of this Note will have the option to elect repayment of this Note, in whole but not in part, by the Company on such Optional Reset Date at a price equal to the principal amount hereof plus accrued and unpaid interest to but excluding such Optional Reset Date. In order for this Note to be so repaid on an Optional Reset Date, the Holder must follow the procedures specified under Section 4 for optional repayment, except that the period for deliver of this Note or notification to the Trustee will be at least 25 but not more than 35 calendar days prior to such Optional Reset Date. If the Holder has tendered his Note for repayment following receipt of a Reset Notice, the Holder may revoke such tender for repayment by written notice to the Trustee received prior to 5:00 p.m., New York City time, on the tenth calendar day prior to such Optional Reset Date.

          SECTION 6.  Optional Extension of Maturity.  If so specified on the
                      ------------------------------
face hereof, the Stated Maturity of this Note may be extended at the option of the Company for one or more periods of one or more years, as specified on the face hereof (each an "Extension Period"), up to but not beyond the date (the "Final Maturity") specified on the face hereof. The Company may exercise such option with respect to this Note by notifying the Trustee of such exercise at least 45 but not more than 60 calendar days prior to the Stated Maturity of this
Note in effect prior to the exercise of such option (the "Original Maturity") or, if the Maturity of this Note has already been extended, prior to the Maturity then in effect (an "Extended Maturity"). If the Company so notifies the Trustee of such exercise, the Trustee will send, not later than 40 calendar days prior to the Original Maturity or an Extended Maturity (each a "Maturity Date"), by telegram, telex, facsimile transmission, hand delivery or letter (first class, postage prepaid) to the Holder of this Note a notice (the "Extension Notice") relating to such Extension Period indicating (i) that the Company has elected to extend the Original Maturity or Extended Maturity, as applicable, of this Note,
(ii) the new Maturity Date, (iii) the Spread and/or Spread Multiplier applicable to such Extension Period and (iv) the provisions, if any, for redemption during such Extension Period, including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during such Extension Period. Upon the Trustee's sending of the Extension Notice, the Maturity Date of this Note will be extended automatically and, except as modified by the Extension Notice and as described in the next two paragraphs, this Note will have the same terms as prior to the sending of such Extension Notice.

          Notwithstanding the foregoing, not later than 20 calendar days prior to the Maturity Date of this Note which was in effect prior to the mailing of an Extension Notice, the Company may, at its option, revoke the interest rate provided for in the Extension Note and establish a higher interest rate for the Extension Period by causing the Trustee to send by telegram, telex, facsimile transmission, hand delivery or letter (first class, postage prepaid) notice of such higher interest rate to the Holder of this Note. Such notice will be irrevocable. All Notes with respect to which the Maturity Date is extended will bear such higher interest rate for the Extension Period, whether or not tendered for repayment as provided in the next paragraph.

          If the Company extends the Maturity Date of this Note, the Holder will have the option to elect repayment of this Note, in whole but not in part by the Company on the Maturity Date in effect prior to the mailing of the Extension Notice at a price equal to the principal amount hereof, plus accrued and unpaid interest to but excluding such date. In order for this Note to be so repaid on the Maturity Date in effect prior to the mailing of the Extension Notice, the Holder of this Note must follow the procedures specified under Section 4 for optional repayment, except that the period for delivery of this Note or notification to the Trustee will be at least 30 but not more than 35 calendar days prior to the Maturity Date in effect prior to the mailing of the Extension Notice. If the Holder has tendered this Note for repayment following receipt of an Extension Notice, the Holder may revoke such tender for repayment by written notice to the Trustee received prior to 5:00 p.m., New York City time, on the tenth calendar day prior to the Maturity Date in effect prior to the mailing of the Extension Notice.

          SECTION 7.  Sinking Fund.  This Note is not subject to a sinking fund
                      ------------
unless otherwise specified on the face hereof.

          SECTION 8.  Original Issue Discount Notes.  Notwithstanding anything
                      -----------------------------
herein to the contrary, if this Note is an Original Issue Discount Note as specified on the face hereof, the amount payable in the event the principal amount hereof is declared to be due and payable immediately by reason of an Event of Default or in the event of redemption or repayment hereof prior to the Stated Maturity hereof, in lieu of the principal amount due at the Stated Maturity hereof, will be the Amortized Face Amount of this Note as of the date of declaration, redemption or repayment, as the case may be. The "Amortized Face Amount" of this Note will be the amount equal to (a) the principal amount of this Note multiplied by the Issue Price specified on the face hereof plus (b) the portion of the difference between the dollar amount determined pursuant to the preceding clause (a) and the principal amount hereof that has accreted at the Yield to Maturity specified on the face hereof (computed in accordance with generally accepted United States bond yield computation principles) to such date of declaration, redemption or repayment but in no event will the Amortized Face Amount of this Note exceed its principal amount.

          SECTION 9.  Events of Default.  If any Event of Default with respect
                      -----------------
to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture; provided, however, that notwithstanding anything herein to the contrary, if this Note is an Original Issue Discount Note, the amount so declared to be due and payable will be the Amortized Face Amount of this Note as of the date of such declaration as specified under
Section 8.

          SECTION 10.  Modification or Waiver; Obligation of the Company
                       -------------------------------------------------
Absolute. The Indenture permits, with certain exceptions as therein provided,
--------
the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than 66 2/3% in principal amount of the Outstanding Securities of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Outstanding Securities of each series, on behalf of the Holders of all Securities of such series, to waive, with respect to the Securities of such series, compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note will be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

          No reference herein to the Indenture and no provision of this Note or of the Indenture will alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and premium, if any, and interest on this Note at the times, places and rates, herein prescribed.

          SECTION 11.  Discharge, Legal Defeasance and Covenant Defeasance.  The
                       ---------------------------------------------------
Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related Events of Default upon compliance by the Company with certain conditions specified therein, which provisions apply to this Note.

          SECTION 12.  Authorized Denominations.  Unless otherwise specified on
                       ------------------------
the face hereof, the Notes of this series are issuable only in global or certificated registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein specified and to the limitations described below, if applicable, Notes of this series are exchangeable for Notes of this series of like aggregate principal amount and like Stated Maturity and with like terms and conditions of a different authorized denomination, as requested by the Holder surrendering the same.

          SECTION 13.  Registration of Transfer.  As provided in the Indenture
                       ------------------------
and subject to certain limitations therein specified and to the limitations described below, if applicable, the transfer of this Note is registerable in the Security Register upon surrender of this Note for registration of transfer at the office or agency of the Company maintained for that purpose duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar (which will initially be the Trustee at its Corporate Trust Office located in The City of Chicago, Illinois or the Borough of Manhattan, The City of New York) duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series with like terms and conditions, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          If this Note is a Book-Entry Note as specified on the face hereof, this Note is exchangeable for certificated Notes only upon the terms and conditions provided in the Fifth Supplemental Indenture dated as of June 3, 1999. Except as provided in the Indenture, owners of beneficial interests in this Book-Entry Note will not be entitled to receive physical delivery of Notes in certificated registered form and will not be considered the Holders thereof for any purpose under the Indenture.

          No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          SECTION 14.  Owners.  Prior to due presentment of this Note for
                       ------
registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue and notwithstanding any notation of ownership or other writing hereon, and none of the Company, the Trustee or any such agent will be affected by notice to the contrary.

          SECTION 15.  Governing Law.  The Indenture and the Notes will be
                       -------------
governed by and construed in accordance with the laws of the State of Illinois.

          SECTION 16.  Defined Terms.  All terms used in this Note which are
                       -------------
defined in the Indenture will have the meanings assigned to them in the Indenture unless otherwise defined in the Fifth Supplemental Indenture dated as of June 3, 1999 or herein; and all references in the Indenture to "Security" or "Securities" will be deemed to include the Notes.

                           OPTION TO ELECT REPAYMENT

                      [to be completed only if this Note
                   is repayable at the option of the Holder
                and the Holder elects to exercise such rights]




          The undersigned owner of this Note hereby irrevocably elects to have the Company repay the principal amount of this Note or portion hereof below designated at the applicable Optional Repayment Price indicated on the face hereof, plus accrued and unpaid interest to but excluding the date of repayment, pursuant to Section 4 of this Note:



Date: _____________________________          _________________________________
                                             Signature
                                             Sign exactly as name appears on
                                             the front of this Note.


                                             Indicate address where check is to
                                             be sent, if repaid:


                                             _________________________________

                                             _________________________________


                                             SOCIAL SECURITY OR OTHER TAXPAYER
                                             ID NUMBER

                                             _________________________________

                                 ABBREVIATIONS


          The following abbreviations, when used in the inscription on the face of this instrument, will be construed as though they were written out in full according to applicable laws or regulations:

          TEN COM - as tenants in common
          TEN ENT - as tenants by the entireties
          JT TEN - as joint tenants with right of survivorship and not as tenants in common

          UNIF GIFT MIN ACT                         Custodian
                                   -------------------------------------------

                                   (Cust)                             (Minor)

                                        Under Uniform Gifts to Minors Act
                                   -------------------------------------------

                                                     (State)

          Additional abbreviations may also be used though not in the above list.




          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE

________________________________________

________________________________________


________________________________________________________________________________
  PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE


________________________________________________________________________________
the within Note and all rights thereunder, hereby irrevocably constituting and appointing _______________________ attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.


Dated: _______________________               _________________________________
                                             Signature
                                             Sign exactly as name appears on
                                             the front of this Note [SIGNATURE
                                             MUST BE GUARANTEED by a commercial
                                             bank, a trust company or by a
                                             member of the New York Stock
                                             Exchange]


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.